NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

         The annual meeting of shareholders of Bryan Steam Corporation will be held at the Eldorado Hotel, Santa Fe, New Mexico, on Thursday, October 2, 1997 at 10:00 a.m. (local time) for the following purposes:

         (1)      to elect seven Directors for the ensuing year; and

         (2) to act upon such other matters as may properly come before the meeting. Shareholders of record as of the close of business on August 29, 1997 will be entitled to vote at the meeting and any adjournment thereof.


                                                     /s/ Kurt J. Krauskopf
                                                     Kurt J. Krauskopf
                                                     Secretary








Peru, Indiana; September 15, 1997

                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Bryan Steam Corporation, a New Mexico corporation (the "Company"), the mailing address of the principal executive offices of which is P.O. Box 27, Peru, Indiana 46970. This Proxy Statement and the enclosed proxy were mailed on or about September 15, 1997. The cost of soliciting proxies will be borne by the Company. A shareholder giving a proxy may revoke it at any time before it is exercised by giving the proxy holder written or oral notice of revocation.

              Voting at Meeting and Principal Holders of Securities

         The Company has outstanding 191,284 shares, all of one class and each entitled to one vote. Only shareholders of record on the books of the Company at the close of business on August 29, 1997 will be entitled to vote at the meeting.

         No person to the knowledge of Management is the beneficial owner of more than 5 percent of the outstanding voting stock of the Company except as shown in the following table. Each person shown below has sole voting and investment power with respect to the shares shown in the table, except as otherwise noted.

                                             Amount             Percent
Name and Address of                       Beneficially            of
 Beneficial Owner                            Owned               Class
 ----------------                            -----               -----
Ina Mae Bryan Miller                           12,199              6.4
R. R. #2
Peru, IN  46970

Robert Miller                                  12,198              6.4
R. R. #2
Peru, IN  46970

Bryan D. and Sharon L. Herd  1                 17,706              9.3
1208 Glenwick Drive
Logansport, IN  46947

Marilyn J. and Paul J. Malott  2               17,829              9.3
1500 Liberty Street
Logansport, IN  46947

Victor L. and Kristine S. Herd1                17,690              9.3
4083 S.E. Honey Hill Lane
Stuart, FL  34997

Beverly Jo Bryan                               11,591              6.1
6299 Valley View Drive
Fishers, IN  46038

1    Shares held jointly with rights of survivorship.
2    Shares held jointly with children with rights of survivorship.

                              Election of Directors

         It is intended that shares represented by the proxies will be voted (unless otherwise directed) in favor of the election as Directors of the persons named below. Directors will be elected upon receipt of the affirmative vote of a majority of the votes represented, in person or by proxy, at the annual meeting, assuming a quorum is present. Abstentions and broker non-votes will be counted for purposes of determining the existence of a quorum but will not be counted as votes in favor of the election of any director. Each Director so elected will hold office until the next annual meeting and until his successor has been elected and qualified. The Board of Directors has no reason to believe that any nominee will be unwilling or unable to serve as a Director if elected, but, if any nominee should become unable or unwilling to serve, proxies will be voted for a substitute nominee designated by the Board of Directors.



                                                                                             Beneficially
         Name                      Principal Operation and                    Director        Owned as of         Percent
                             Age  Prior Business Experience                     Since         August 31,         of Class
                                                                                                  1997

Albert J. Bishop*            66    Retired in June 1996; theretofore,            1986             2,380              1.2
                                   President and General Manager of the
                                   Company since prior to 1992

H. Jesse McVay6              56    President of the Company since July           1994              328            Less than
                                   1996; theretofore, Vice President of                                              1%
                                   Operations of the Company since January
                                   1993; theretofore Sales Manager of the
                                   Company since prior to 1992


Harold V. Koch1,2            75    Retired in June 1996; theretofore,            1954             5,168              2.7
                                   Chairman of the Board since prior to
                                   1992

G. N. Summers4               66    Owner of Insurance Agency since prior         1976              13             Less than
                                   to 1992                                                                           1%

Jack B. Jackson              68    Retired in 1993; theretofore bank             1979              30             Less than
                                   Chairman, Peru office, First of America                                           1%
                                   Bank   -   Central    Indiana   since   1992;
                                   theretofore  Chairman,  President  and CEO of
                                   First  of  America   Bank  -  Wabash   Valley
                                   (Formerly Wabash Valley Bank & Trust Company)
                                   since prior to 1992

James R. Lockhart, Jr.5      43    Vice President & General Manager of           1985             3,085             1.6%
                                   Residential Business Development for
                                   GAF Materials Corp.; theretofore, Vice
                                   President of Sales, Firestone Building
                                   Products    Company    since    June    1992;
                                   theretofore,    Management    and   Marketing
                                   Consultant since prior to 1992

Bryan D. Herd                54    Design consultant, Partridge Home             1991            17,706             9.3%
                                   Furnishings since 1996; theretofore
                                   owner and President of Furniture and
                                   Decorating business since prior to 1992

All Directors and Officers as a group (9 persons)                                                28,735             15.0%


1        Member of Executive Committee.

2 Includes 5 shares held directly by Mr. Koch's spouse and 5,163 shares held jointly with his spouse.

3 Includes 501 shares held directly by Mr. Bishop's spouse and 1,879 shares held jointly with his spouse.

4 The Company paid approximately $613,253 in fiscal year 1997 to cover premiums for various property, casualty, and workers' compensation insurance policies on which Mr. Summers' insurance agency received commission.

5        Includes 3,060 shares held by Mr. Lockhart's spouse.

6        Shares held jointly with spouse.

                             Meetings and Committees

         The Board of Directors held three meetings during the fiscal year ended June 30, 1997. The Board of Directors has no standing audit, nominating or compensation committees, nor does it have any other committee performing such functions. All of the directors, except Mr. Lockhart, attended all three meetings. Mr. Lockhart attended one meeting.

                               Executive Officers

         Albert J. Bishop, and H. Jesse McVay are Directors and Executive Officers of the Company. Kurt J. Krauskopf (age 43) has been Secretary of the Company since January 1991 and was Treasurer of the Company since prior to 1992. Paul D. Donaldson (age 34) has been Treasurer of the Company since January 1993 and was Credit Manager of the Company since prior to 1992.

                                 Other Business

         The proxies give discretionary authority to the proxy holders to act in accordance with their judgement on other matters which may be presented, and that is their intention. As of September 15, 1997, the Board of Directors was not aware that any matters not referred to in the form of proxy would be presented.

                           Remuneration of Management

         The following table shows the compensation paid by the Company for the services of H. Jesse McVay, the Company's chief executive officer. Non-monetary compensation of the chief executive officer did not exceed 10% of his aggregate cash compensation for the year.

         Name and                       Annual Compensation
    Principal Position           Year      Salary          Bonus
------------------------        ------     -------        -------
H. Jesse McVay,                  1997      $66,325        $32,500
President
                                 1996      $52,900        $12,200

                                 1995      $49,000        $12,000


                            Remuneration of Directors

         Each non-employee director is paid $500 for each meeting of the Board of Directors, whether or not he attends.

             Section 16(a) Beneficial Ownership Reporting Compliance

         During the fiscal year ended June 30, 1997, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to Section 16(a) of the 1934 Act were complied with.

                Relationship with Independent Public Accountants

         The Management has selected Cassen Company, LLC, Certified Public Accountants, as its principal accountant for the current year. Cassen Company, LLC acted as the principal accountant for the fiscal year most recently completed. Representatives of Cassen Company, LLC are not expected to be present at the shareholders' meeting. Accordingly, such accountants will not have an opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions.

                              Shareholder Proposals

         Proposals of shareholders intended to be presented at the next annual meeting to be held in October, 1998, must be received by the Company at its principal offices for inclusion in the Proxy Statement and Proxy relating to that meeting no later than one hundred twenty days in advance of September 15, 1998.

                                  Annual Report

   The Annual Report of the Company for its fiscal year ended June 30, 1997 is being mailed to all shareholders with this Proxy Statement. The Annual Report is not a part of the proxy soliciting materials.



September 15, 1997

                                             By Order of the Board of Directors
                                                Kurt J. Krauskopf, Secretary

                     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                 OCTOBER 2, 1997

     The undersigned hereby appoints as his proxies, with power of substitution, ALBERT J. BISHOP and H. JESSE MCVAY, or either of them, to vote the shares of the undersigned in BRYAN STEAM CORPORATION at the Annual Meeting of its shareholders to be held on October 2, 1997, and at any adjournment of such meeting, on all matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement dated September 15, 1997, a copy of which, along with the Annual Report, has been received by the undersigned, as follows:

         (1)      Election of Directors

              H. Koch, A. Bishop, H. J. McVay, G. Summers,
              J. Jackson, J. Lockhart, Jr., B. Herd

          (a) For all nominees listed above  [  ]
          (b) To withhold authority for an individual nominee,
              check this box and list name on line below   [  ]



         (2) In their discretion on any other matter or matters which may properly come before such meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES IDENTIFIED IN THE PROXY STATEMENT. IF ANY NOMINEE SHOULD BE UNABLE TO SERVE, THIS PROXY WILL BE VOTED FOR A SUBSTITUTE NOMINEE SELECTED BY THE BOARD OF DIRECTORS. THIS PROXY SHOULD BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE COMPANY. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE.

                                                  Date                    , 1997


                           (Signature of Shareholder)


                          (Printed Name of Shareholder)


                            (Address of Shareholder)

                 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE
                      BOARD OF DIRECTORS OF THE CORPORATION